UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2021

Horizon Global Corporation (Exact Name of Registrant as Specified in Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

47912 Halyard Drive, Suite 100, Plymouth, Michigan _____________________		48170 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(734) 656-3000 _____________

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2021, the Board of Directors (the “Board”) of Horizon Global Corporation (the “Company”) increased the size of the Board from eight to nine directors, and appointed Donna M. Costello to fill the newly created directorship, effective immediately. Ms. Costello will serve until her term expires at the Company’s 2022 annual meeting of stockholders. Ms. Costello was appointed to the Board’s Audit Committee.

As a non-employee director, Ms. Costello will receive compensation in the same manner as the Company’s other non-employee directors, which compensation the Company disclosed in its definitive proxy statement for its 2021 annual meeting of stockholders filed with the Securities and Exchange Commission on April 23, 2021.

Ms. Costello served as Chief Financial Officer of C&D Technologies (“C&D”), a manufacturer and marketer of systems for power conversion and storage of electrical power, from 2016 to 2020. Prior to joining C&D, Ms. Costello served as Chief Financial Officer of Sequa Corporation ("Sequa"), a diversified industrial with businesses across the aerospace, automotive, energy and metals industries, from 2008 to 2015. Prior to being promoted to Chief Financial Officer in 2008, Ms. Costello served as Vice President and Controller of Sequa, which was a publicly traded company until its acquisition by The Carlyle Group in 2007. From 2002 to 2005, Ms. Costello served as Vice President and Controller of Chromalloy Gas Turbine, Sequa's largest subsidiary. Ms. Costello began her career in 1995 as an auditor for Arthur Andersen and advanced through a series of assignments to become a senior audit manager in 1999. Ms. Costello currently serves as a director of CTS Corporation, a manufacturer of sensors, actuators, and electronic components for a wide range of industries, since February 2021, where she serves on both the Compensation and Audit Committees. Since 2019, Ms. Costello has also served as a director and member of the Audit Committee of Neenah, Inc., a global specialty materials producer of performance-based products, and provider of fine paper and packaging products worldwide.

A copy of the Company’s press release announcing the appointment of Ms. Costello is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release dated June 22, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	June 22, 2021	By:	/s/ Jay Goldbaum
		Name:	Jay Goldbaum
		Title:	General Counsel, Chief Financial Officer and Corporate Secretary